SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 15, 1997
(Date of earliest event reported)


                          Morgan Stanley Capital I Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                  333-26667                   13-3291626
-----------------------    ------------------------ ----------------------------

     (State or Other               (Commission               (I.R.S. Employer
     Jurisdiction of               File Number)              Identification No.)
      Incorporation)



                       1585 Broadway, New York, N.Y. 10036
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 296-7000

Item 5.       Other Events.

     Attached to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-XL1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. No. 333-26667) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Item 601(a) of Regulation
S-K Exhibit No.
                            Description

99                          Computational Materials

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY CAPITAL I INC.


                                             By:    /s/ Russell A. Rahbany
                                                Name:      Russell A. Rahbany
                                                Title:     Vice President

Date:  October 15, 1997

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.             Description                           Page

99                      Computational Materials                P